INCOME TAX AND DEFERRED TAX ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Deferred tax items
Allowance for doubtful accounts	$ 49,963	$ 201,647
Accrued expenses per US GAAP	162,089	253,938
Income not recognized per US GAAP	64,153	414,023
Current year loss - Chinese Tax	265,680	0
Total deferred items	$ 541,885	$ 869,608
Tax rate at	25.00%	25.00%
Net Deferred Tax Assets	$ 135,471	$ 217,402